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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2002

                             CP Limited Partnership
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                  33-85492               38-3140664
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(State or Other Jurisdiction      (Commission            (IRS Employer
        of Formation)             File Number)       Identification Number)

           6160 South Syracuse Way, Greenwood Village, Colorado 80111
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          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (303) 741-3707
                                                                 --------

                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS.

              On February 27, 2002, the Registrant issued a press release regarding its quarterly and annual performance.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

      (a)     Financial Statements.

              None

      (b)     Pro Forma Financial Information.

              None

      (c)     Exhibits.

              99.1     Press Release dated February 27, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  March 18, 2002         CP LIMITED PARTNERSHIP

                                    By:          CHATEAU COMMUNITIES, INC.,
                                                 as general partner

                                    By:          /s/ Tamara D. Fischer
                                                 ---------------------
                                    Name:        Tamara D. Fischer
                                    Title:       Executive Vice President and
                                                 Chief Financial Officer

                                    CHATEAU COMMUNITIES, INC.

                                    By:          /s/ Tamara D. Fischer
                                                 ---------------------
                                    Name:        Tamara D. Fischer
                                    Title:       Executive Vice President and
                                                 Chief Financial Officer